Exhibit 99.1

CONTACT:	Robert Atkinson, Too, Inc.
Phone 614-775-3739
Too, Inc. Expects Second Quarter Earnings to at Least Double
     NEW ALBANY, Ohio; Aug. 2, 2005 – Too, Inc. today said it expects to report second quarter 2005 fully diluted earnings per share of $0.10 to $0.11 and a comparable store sales increase of 5%, based on its preliminary operating results for the thirteen weeks ended July 30, 2005. The company’s sales and earnings forecasts are considerably higher than its previous guidance of earnings per share of $0.05 based on an expected comparable store sales increase of 1% to 2%. Too’s restated second quarter 2004 diluted earnings per share was $0.05 on a comparable store sales decrease of 3%.
“We have seen a very positive start to our back-to-school selling season, with end-of-quarter merchandise inventories in excellent shape,” said Mike Rayden, Chairman, President and CEO of Too, Inc.
Too plans to report operating results for the second quarter ended July 30, 2005 on Wednesday, August 17, 2005 and will hold a conference call and webcast the same day beginning at 9:00 a.m. Eastern Time.
About Too, Inc.
Too, Inc. is a leading specialty retailer for young girls. At Limited Too, the company sells sportswear, related accessories, footwear, lifestyle and personal care products for active, fashion-aware ‘tween (ages 7 to 14) girls. Limited Too currently operates 566 stores in 46 states and Puerto Rico, and has 16 international franchised stores. Limited Too publishes a catalog coinciding with key ‘tween shopping times throughout the year and conducts e-commerce on its Web site, www.limitedtoo.com.
Justice is the company’s newest specialty retail concept for young girls, offering sportswear, key accessories and lifestyle items to value-conscious customers, predominantly in off the mall store locations. Justice currently operates 62 stores in 22 states.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This press release contains various “forward-looking statements” specifically related to the company’s second quarter 2005 sales and earnings outlook within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Such statements can be identified by the use of the forward-looking words “anticipate,” “estimate,” “project,” “believe,” “intend,” “expect,” “hope,” “risk,” “could,” “pro forma” “potential” or similar words. These statements discuss future expectations, contain projections regarding future developments, operations or financial conditions, or state other forward-looking information.
These forward-looking statements involve various important risks, uncertainties and other factors that could cause our actual results for 2005 and beyond to differ materially from those expressed in the forward-looking statements. The following factors, among others, could affect our future financial performance and cause actual future results to differ materially from those expressed or implied in any forward-looking statements included in this press release: changes in consumer spending patterns, consumer preferences and overall economic conditions; decline in the demand for our merchandise; the impact of competition and pricing; the effectiveness of our brand awareness and marketing programs; a significant change in the regulatory environment applicable to our business; risks associated with our sourcing and logistics functions; changes in existing or potential trade restrictions, duties, tariffs or quotas; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; the potential impact of health concerns relating to severe infectious diseases, particularly on manufacturing operations of our vendors in Asia and elsewhere; acts of terrorism in the U.S. or worldwide; and other risks that may be described in other reports and filings we make with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included here will prove to be accurate. The inclusion of forward-looking statements should not be regarded a representation by us, or any other person, that our objectives will be achieved. The forward-looking statements made herein are based on information presently available to us, as the management of the company. We assume no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Company Home Page: www.tooinc.com
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